UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

The Company

Western Lucrative Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Iowa	333-152950	26-3045445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 North Pecos, Suite 900, Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626)683-7330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c)).

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 14, 2013 the Company's Board of Directors dismissed Sam Kan & Company (“Sam Kan”) as the Company's independent registered public accounting firm effective immediately.

The reports of Sam Kan on the financial statements of the Company for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the years ended December 31, 2012 and 2011 included a going concern qualification.

During the years ended December 31, 2012 and 2011, and through August 12, 2013, there were no (a) disagreements with Sam Kan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sam Kan's satisfaction, would have caused Sam Kan to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation SK.

The Company provided Sam Kan with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Sam Kan a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Sam Kan's letter dated August 14, 2013 is attached as Exhibit 16.1.

Contemporaneous with the determination to dismiss Sam Kan, the Audit Committee engaged KLJ & Associates, LLP (“KLJ”) as the Company's independent registered public accounting firm for the year ending December 31, 2013, also to be effective immediately and include the review of the Company's fiscal quarter ended June 30, 2013.

The Company has not previously consulted with Sadler regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2012 and 2011, and any later interim period, including the interim period up to and including the date the relationship with the Sam Kan ceased. Sadler has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a).  Sadler has elected not furnish a letter to the Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K

16.1  Letter from Sam Kan & Company to the Securities and Exchange Commission dated August 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Lucrative Enterprises, Inc

Date: August 14, 2013	By:	/s/ Neville Pearson
Neville Pearson Chief Executive Officer (principal executive officer)